UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2002

TIDEWATER INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

601 Poydras Street, Suite 1900 (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; level of fleet additions by competitors; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

On October 22, 2002, the company filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (“the Report”). The Report was accompanied by certifications from the company’s Chief Executive Officer, Dean E. Taylor, and its Chief Financial Officer, J. Keith Lousteau, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of such certificates is as follows:

[LOGO OF TIDEWATER]

October 22, 2002

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

Re: Tidewater	Inc.
Certification of Contents of Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

Tidewater Inc. (the “company”) filed today, via EDGAR, its quarterly report on Form 10-Q for the period ended September 30, 2002. The undersigned, who is the Chief Executive Officer of the Company, certifies that to my knowledge the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-Q, or as a separate disclosure document.

Very truly yours,

/s/ DEAN E. TAYLOR
Dean E. Taylor President and Chief Executive Officer

TIDEWATER INC.
Pan-American Life Center
601 Poydras Street, Suite 1900
New Orleans, Louisiana 70130-6040
Telephone: (504) 568-1010

[LOGO OF TIDEWATER]

October 22, 2002

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

Re:	Tidewater Inc.
Certification of Contents of Form 10-Q for the period ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

Tidewater Inc. (the “company”) filed today, via EDGAR, its quarterly report on Form 10-Q for the period ended September 30, 2002. The undersigned, who is the Chief Financial Officer of the Company, certifies that to my knowledge the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

This certification is being furnished solely to comply with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Pub. L. No. 107-204, and is not being filed as a part of, or as an exhibit to, the Form 10-Q, or as a separate disclosure document.

Very truly yours,

/s/ J. KEITH LOUSTEAU
J. Keith Lousteau Senior Vice President and Chief Financial Officer

TIDEWATER INC.
Pan-American Life Center
601 Poydras Street, Suite 1900
New Orleans, Louisiana 70130-6040
Telephone: (504) 568-1010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIDEWATER INC.

By:	/s/ CLIFFE F. LABORDE
Cliffe F. Laborde Executive Vice President, General Counsel and Secretary

Date: October 22, 2002

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